UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 2, 2018

Date of Report

(Date of earliest event reported)

STARCO BRANDS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54892 (Commission File Number)	27-1781753 (IRS Employer Identification No.)
250 26th Street, Suite 200, Santa Monica, California (Address of principal executive offices)		90402 (Zip code)

Registrant’s telephone number, including area code:  818-260-9370

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On February 26, 2018, the Board of Directors of Starco Brands, Inc. (the Company) approved the issuance of an aggregate of 30,400,000 post-reverse shares of common stock to 16 third parties in consideration for services valued at $8,208.    The Company relied on an exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act.

On February 26, 2018, the Board of Directors also approved the issuance of an aggregate of 117,282,442 post-reverse shares of common stock to our directors and officers in consideration for services valued at $31,666.  The Company issued 97,182,442 post-reverse shares to Ross Sklar, our President and Chief Executive Officer; 18,000,000 post-reverse shares to Sanford Lange; Chairman of the Board; 2,000,000 post-reverse shares to Martin Goldrod, Secretary/Treasurer and 100,000 post-reverse shares to Rachel Boulds, Chief Financial Officer. The Company relied on an exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act.

After the shares are issued the Company will have 150,000,000 post-reverse shares issued and outstanding.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As a result of the issuance of post-reverse shares as described above, the beneficial ownership of our outstanding common stock has changed.  The following table lists the beneficial ownership of our outstanding common stock by our management.  We do not know of any person or group that own beneficially more than 5% of our voting common stock.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Based on these rules, two or more persons may be deemed to be the beneficial owners of the same securities.  Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to the shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 150,000,000 shares of common stock outstanding as of February 26, 2018.

MANAGEMENT

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common Stock	Ross Sklar	98,391,226	65.59
Common Stock	Sanford Lang	18,263,193 (1)	12.18
Common Stock	Martin Goldrod	2,045,417	1.4
Common Stock	Rachel Boulds	100,833	Less than 1%
	Directors and executive officers as a group	118,800,669	79.20

(1) Represents 18,263,193 shares held by Mr. Lang, 11,516 shares held by his spouse and 333 shares held by a child living with him.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2018	STARCO BRANDS, INC. By: /s/ Ross Sklar Ross Sklar President and Chief Executive Officer

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